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                   FIRST METLIFE INVESTORS INSURANCE COMPANY
             FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                      SUPPLEMENT DATED DECEMBER 12, 2011
                                      TO
           THE PROSPECTUSES DATED OCTOBER 7, 2011 (AS SUPPLEMENTED)

This supplement describes changes to the optional GMIB Max rider that will be effective for the following variable annuity contracts issued by First MetLife Investors Insurance Company ("we," "us," or "our"): Class VA (offered on and after October 7, 2011); Class VA-4 (offered on and after October 7, 2011); Class L-4 Year (offered on and after October 7, 2011); Class C (offered on and after October 7, 2011); Class S (offered on and after October 7, 2011) and Class S - L Share Option (offered on and after October 7, 2011). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 5 Park Plaza, Suite 1900, Irvine, CA 92614 or call us at (800) 343-8496 to request a free copy. If approved in your state, these changes are effective for contracts issued based on applications and necessary information that we receive in good order at our MetLife Annuity Service Center after the close of the New York Stock Exchange on December 30, 2011.

IN ORDER TO RECEIVE THE CURRENT VERSIONS OF THE GMIB MAX RIDER, YOUR APPLICATION AND NECESSARY INFORMATION MUST BE RECEIVED BY OUR METLIFE ANNUITY SERVICE CENTER, IN GOOD ORDER, BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON DECEMBER 30, 2011. FOR PURCHASES OF THE CONTRACT SUBJECT TO REGULATION
NO. 60 (11 NYCRR 51) (A "REG 60 TRANSACTION"), THIS MEANS THAT WE MUST RECEIVE THE PAPERWORK WE REQUIRE TO INITIATE THE REG 60 TRANSACTION BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON DECEMBER 30, 2011. THE APPLICATION FOR THE CONTRACT AND ADDITIONAL REQUIRED PAPERWORK MUST BE RECEIVED IN GOOD ORDER AT OUR METLIFE ANNUITY SERVICE CENTER BEFORE THE CLOSE OF THE NEW YORK STOCK EXCHANGE ON FEBRUARY 17, 2012.

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the prospectuses dated October 7, 2011 (as supplemented) for the contracts. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

INTRODUCTION OF GMIB MAX III; GMIB MAX II NO LONGER AVAILABLE

    A. Contracts issued based on applications and necessary information that we receive, in good order, at our MetLife Annuity Service Center after the close of the New York Stock Exchange on December 30, 2011 may elect the GMIB Max III optional benefit. The GMIB Max III optional benefit is identical to the GMIB Max II optional benefit described in the October 7, 2011 prospectuses (as supplemented), with the following exceptions:

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       -  The Annual Increase Rate: the annual increase rate is 5% under the
          GMIB Max III.

       - The annual increase amount is subject to a 325% maximum increase limitation.

       - The Annual Withdrawal Amount percentage: the annual withdrawal amount percentage is 5% under the GMIB Max III.

       -  Enhanced Payout Rates:

          The GMIB Max III purchase rates are only enhanced under the following circumstances. If:

          (a) your contract was issued on or after your 57/th/ birthday;

          (b) you begin withdrawals on or after your 62/nd/ birthday;

          (c) your account value is fully withdrawn or decreases to zero on or after your 62/nd/ birthday and there is an income base remaining; and

          (d) the annuity option you select is the single life annuity with 5 years of annuity payments guaranteed.

       Then the annual annuity payments under GMIB Max III will equal or exceed 5% of the income base (calculated on the date the payments are determined).

    B. GMIB Max II will no longer be available for purchase, effective for applications and necessary information received at our MetLife Annuity Service Center after the close of the New York Stock Exchange on December 30, 2011.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

Distributor:

 MetLife Investors Distribution Company             Telephone: (800) 343-8496
 5 Park Plaza, Suite 1900, Irvine, CA
 92614

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